As filed with the Securities and Exchange Commission on January 7, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21421

NEUBERGER BERMAN REAL ESTATE SECURITIES INCOME FUND INC.

(Exact Name of the Registrant as Specified in Charter)

c/o Neuberger Berman Management Inc.

605 Third Avenue, 2nd Floor

New York, New York 10158-0180

(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Peter E. Sundman, Chief Executive Officer

c/o Neuberger Berman Management Inc.

Neuberger Berman Real Estate Securities Income Fund Inc.

605 Third Avenue, 2nd Floor

New York, New York  10158-0180

Arthur C. Delibert, Esq.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, N.W.

Washington, D.C. 20006-1600

 (Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2007

Date of reporting period: October 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Shareholders

Neuberger Berman

Real Estate Securities

Income Fund Inc.

(Ticker Symbol: NRO)

Annual Report

October 31, 2007

Contents

THE FUND

Chairman's Letter	1

PORTFOLIO COMMENTARY

Neuberger Berman Real Estate Securities Income Fund	2

SCHEDULE OF INVESTMENTS/ TOP TEN EQUITY HOLDINGS	6

FINANCIAL STATEMENTS	9

FINANCIAL HIGHLIGHTS/PER SHARE DATA	19

Report of Independent Registered Public Accounting Firm	21

Distribution Reinvestment Plan	22

Directory	24

Directors and Officers	25

Proxy Voting Policies and Procedures	33

Quarterly Portfolio Schedule	33

Notice to Shareholders	33

Report of Votes of Shareholders	33

Board Consideration of the Management and Sub-Advisory Agreements	34

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Management Inc." and the individual Fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. © 2007 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

Dear Shareholder,

I am pleased to present to you this annual report for Neuberger Berman Real Estate Securities Income Fund Inc. for the fiscal year ended October 31, 2007. The report includes portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the reporting period. In addition, I am taking this opportunity to highlight several significant initiatives taken by the Fund's Board of Directors during the fiscal year.

•  In the first half of calendar 2007, the Fund amended its application for exemptive relief from the Securities and Exchange Commission to allow it to implement a "managed distribution plan." This plan would permit the Fund to distribute long-term capital gains to shareholders more frequently than is otherwise permitted by law. The Board believes that a managed distribution plan may help the Fund attract new investors, support the market price of its common stock, and help narrow the discount at which the Fund's common stock trades.

•  In April 2007, the Board authorized an increase in the amount of the Fund's monthly distribution to $0.15308 per share from $0.10, effective with the May distribution.

•  In October 2007, the Board approved a proposal to merge Neuberger Berman Realty Income Fund Inc. (NYSE: NRI) into the Fund, pending shareholder approval. If approved, the transaction will result in one of the largest domestic real estate closed-end funds and should eliminate confusion in the market place. The Board believes that the larger merged fund may provide shareholders benefits such as enhanced liquidity, reduced expenses and overall a lower expense ratio. Although there can be no assurances, the Board also believes that the transaction could have the positive effect of narrowing the discount from net asset value at which the Fund's common stock trades.

These actions are consistent with the Board's proactive posture — one focused on continually seeking actions that it believes are in the best interests of the Fund's shareholders.

Thank you for your confidence in Neuberger Berman. We will continue to do our best to earn it.

Sincerely,

Peter Sundman
Chairman of the Board
Neuberger Berman Real Estate Securities Income Fund Inc.

Real Estate Securities Income Fund Inc. Portfolio Commentary

Neuberger Berman Real Estate Securities Income Fund and its FTSE NAREIT Equity REITs Index benchmark performed well during the first four months of the fiscal year ended October 31, 2007. However, real estate investment trusts (REITs) lost momentum in March and were then hit hard in June and July. Although stocks in the sector rallied in late August and held steady in September and October, they finished the year with only a modest average gain. Due in part to the poor performance of Commercial Finance sector investments, on a net asset value (NAV) basis, the Fund suffered a decline and trailed its benchmark for the reporting period.

Investments in the Health Care sector, the fourth best performing sector in the REIT universe, had the most favorable impact on returns. Shopping Center sector investments made a significant contribution to returns. Office sector investments had a significant negative impact on performance. The Fund was overweight in the sector and our holdings lagged by a substantial margin. The disappointing performance of several of the Fund's Lodging/Resorts sector holdings also detracted from returns.

Part of the Fund's lagging performance versus its benchmark resulted from exposure to commercial finance REITs. These companies were not making subprime residential loans or holding residential mortgage backed securities. However, due to the credit crunch resulting from the subprime mortgage debacle, commercial finance companies' assets declined in value, their cost of capital increased, and profit margins were squeezed. So, while not direct victims of the collapse in subprime mortgages, these companies suffered collateral damage.

Four primary factors contributed to REITs' sharp sell-off this summer. First, the credit crunch sparked investor concern that the economy could slide into recession, in the process undermining commercial real estate fundamentals. Second, momentum investors began rotating out of domestic yield-oriented sectors such as REITs and Utilities, and into industry groups such as Information Technology and U.S. based multinationals believed to be prime beneficiaries of stronger international economic growth. Third, there was significant selling pressure resulting from hedge funds unwinding large positions in REITs. Finally, the flurry of merger and acquisition activity that had provided a strong tailwind for REITs over the previous year diminished. In the first half of fiscal 2007, there were more than a dozen REIT deals with a total value north of $50 billion. That attracted a lot of investors, who lost interest and headed elsewhere when deal activity slowed.

What is the intermediate term outlook for REITs? We think REITs bottomed in the fall and, although all stocks (including REITs) will have to contend with more negative headlines from financial institutions writing off mortgage backed securities, a still weak housing market, layoffs on Wall Street, and slower job growth, we believe that REITs will gradually recover over the next year.

Although, thus far, the constricted credit markets have not had a negative impact on the economy — third quarter GDP growth came in at a robust 4.9% — and the Federal Reserve has instituted two rate cuts totaling 75 basis points, we may well see the economy decelerate over the next several quarters. However, despite the fact that inflation remains modestly above the Fed's target rate, we believe that the Fed will respond to any indications that the economy may be headed toward recession with additional rate cuts. We think the most likely economic scenario is several quarters of significantly slower growth before the economy reaccelerates in the second half of 2008. We believe the silver lining in the cloud of more expensive credit is that commercial real estate development will likely slow, preserving favorable supply/demand dynamics in most REIT sectors.

INDUSTRY DIVERSIFICATION

(% of Total Net Assets Applicable to Common Shareholders)
Apartments	12.1%
Commercial Financing	14.9
Community Centers	2.4
Diversified	17.9
Financial Services	0.5
Freestanding	0.9
Health Care	22.9
Industrial	14.1
Lodging	11.7
Manufactured Homes	2.4
Office	26.5
Office-Industrial	2.9
Regional Malls	9.2
Self Storage	3.8
Short-Term Investments	42.4
Liabilities, less cash, receivables and other assets and liquidation value of AuctionMarket Preferred Shares	(84.6)

As a result of the summer decline, REIT valuations have become more compelling. On a price/earnings basis, REITs are still trading in the higher end of their historical range. However, we think this is justified in light of well above-average earnings growth prospects for 2008. At 4.2% on average, REIT yields are now close to the yield on the 10-Year Treasury note. Despite recent years' merger and acquisition activity, most REITs are still trading at 10% discounts to NAV.

Absent private equity deals, which are now much more difficult to finance, we believe merger and acquisiton activity in the REIT sector will likely remain subdued for the foreseeable future. However, the fact that REITs continue to trade at fairly substantial discounts to NAV should encourage some strategic couplings.

Looking ahead to fiscal 2008, we think that REITs can deliver a favorable total return, combining both yield and capital appreciation as the economy regains momentum in the second half of the year. Admittedly, results will likely be less impressive than those REIT investors enjoyed from 2002 through 2006, but we believe they should be competitive with returns in the broad equity market.

Sincerely,

Steven R. Brown
Portfolio Manager

1 YEAR TOTAL RETURN

Real Estate Securities Income Fund[4] AMEX Ticker Symbol NRO
NAV[1,3]	(13.17%)
Market Price[2,3]	(6.66%)

AVERAGE ANNUAL TOTAL RETURN (LIFE OF FUND AS OF OCTOBER 31, 2007)

Real Estate Securities Income Fund[4] AMEX Ticker Symbol NRO
NAV[1,3]	13.42%
Market Price[2,3]	9.81%
Inception Date	10/28/2003

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

Endnotes

1  Returns based on net asset value (NAV) of the Fund.

2  Returns based on market price of Fund shares on the American Stock Exchange.

3  Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2011. Please see the notes to the financial statements for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance of the Fund would be lower.

4  Unaudited performance data current to the most recent month-end are available at www.nb.com.

Glossary of Indices

FTSE NAREIT Equity REITs Index:	The FTSE NAREIT Equity REITs Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

S&P 500 Index:	The S&P 500 Index is widely regarded as the standard for measuring the large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

Please note that the indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index. Data about the performance of each index are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in the indices.

Schedule of Investments Real Estate Securities Income Fund Inc.

TOP TEN EQUITY HOLDINGS

	Holding	%
1	OMEGA Healthcare Investors	9.0
2	iStar Financial	7.7
3	Nationwide Health Properties	6.4
4	Maguire Properties	6.1
5	Apartment Investment & Management	6.0
	Holding	%
6	DCT Industrial Trust	5.7
7	Glimcher Realty Trust	5.1
8	Highwoods Properties	4.9
9	HRPT Properties Trust	4.7
10	First Industrial Realty Trust	4.6

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Common Stocks (108.6%)
Apartments (10.3%)
591,100	Apartment Investment & Management	$27,622	È
130,700	Camden Property Trust	8,149
236,000	Education Realty Trust	3,054
49,400	Home Properties	2,540
172,400	Mid-America Apartment Communities	8,965	È
93,200	Post Properties	3,821	È
65,000	UDR, Inc.	1,543
		55,694
Commercial Financing (13.6%)
657,600	Capital Trust	22,174	È
65,100	CBRE Realty Finance	318
938,600	Crystal River Capital	13,657	È
866,300	Gramercy Capital	22,844	È
1,518,400	NorthStar Realty Finance	14,197	È
		73,190
Community Centers (1.3%)
146,200	Cedar Shopping Centers	1,879
117,400	Tanger Factory Outlet Centers	4,945	ØØÈ
		6,824
Diversified (13.9%)
631,700	Colonial Properties Trust	19,791	È
784,800	iStar Financial	23,944
752,500	Lexington Realty Trust	14,892	È
393,700	Macquarie Infrastructure	16,441	È
		75,068
Freestanding (0.9%)
194,600	National Retail Properties	4,933	È
Health Care (18.3%)
400,000	HCP, Inc.	13,616	ØØ
231,700	Health Care REIT	10,262	È
101,700	Healthcare Realty Trust	2,689
66,700	LTC Properties	1,690

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
1,110,500	Nationwide Health Properties	$34,670	È
2,010,900	OMEGA Healthcare Investors	33,642	È
42,200	Ventas, Inc.	1,810
		98,379
Industrial (14.1%)
2,846,800	DCT Industrial Trust	30,546	È
430,529	EastGroup Properties	20,528	È
614,800	First Industrial Realty Trust	25,053	È
		76,127
Lodging (3.9%)
296,500	Ashford Hospitality Trust	2,918	È
433,000	Hospitality Properties Trust	17,147	È
40,000	Sunstone Hotel Investors	1,112
		21,177
Office (20.5%)
3,132,300	American Financial Realty Trust	21,112	È
82,300	BioMed Realty Trust	1,966
502,813	Brandywine Realty Trust	13,008	È
556,700	Highwoods Properties	20,019	È
2,689,500	HRPT Properties Trust	25,254
139,400	Kilroy Realty	9,067
78,200	Mack-Cali Realty	3,096
622,000	Maguire Properties	16,949	È
		110,471
Office—Industrial (2.1%)
90,000	Duke Realty	2,894
215,000	Liberty Property Trust	8,088
		10,982
Regional Malls (5.9%)
64,400	CBL & Associates Properties	2,132
740,500	Glimcher Realty Trust	16,439	È
36,100	Macerich Co.	3,094
258,900	Pennsylvania REIT	9,877
		31,542

See Notes to Schedule of Investments 6

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Self Storage (3.8%)
239,000	Extra Space Storage	$3,757	È
16,600	Public Storage	1,344
328,300	Sovran Self Storage	15,532	È
		20,633
	Total Common Stocks (Cost $525,414)	585,020
Preferred Stocks (33.6%)
Apartments (1.8%)
190,000	Apartment Investment & Management, Ser. U	4,680
200,000	Associated Estates Realty, Ser. B	5,046	È
		9,726
Commercial Financing (1.3%)
380,000	NorthStar Realty Finance, Ser. B	7,201
Community Centers (1.1%)
60,000	Cedar Shopping Centers, Ser. A	1,545	È
70,000	Saul Centers, Ser. A	1,746
110,000	Tanger Factory Outlet Centers, Ser. C	2,750	È
		6,041
Diversified (4.0%)
160,000	Cousins Properties, Ser. B	3,789
200,000	iStar Financial, Ser. G	4,432
600,000	iStar Financial, Ser. I	13,080
		21,301
Financial Services (0.5%)
138,700	Newcastle Investment, Ser. D	2,691
Health Care (4.6%)
417,000	LTC Properties, Ser. F	9,966	È
600,000	OMEGA Healthcare Investors, Ser. D	15,000	È
		24,966
Lodging (7.8%)
130,600	AP AIMCAP, Ser. A	2,600	*
170,000	Ashford Hospitality Trust, Ser. D	3,907
327,700	Felcor Lodging Trust, Ser. C	6,964
80,900	Hersha Hospitality Trust, Ser. A	1,897
42,000	Host Hotels & Resorts, Ser. E	1,098
680,000	Innkeepers USA Trust, Ser. C	10,540
140,000	LaSalle Hotel Properties, Ser. D	3,143
123,000	LaSalle Hotel Properties, Ser. E	2,983
50,000	Strategic Hotels & Resorts, Ser. A	1,208	ñ
203,100	Strategic Hotels & Resorts, Ser. C	4,671	È
135,000	Sunstone Hotel Investors, Ser. A	3,149
		42,160

NUMBER OF SHARES		MARKET VALUE† (000's omitted)
Manufactured Homes (2.4%)
600,000	Hilltop Holdings, Ser. A	$12,990
Office (6.0%)
100,000	Brandywine Realty Trust, Ser. C	2,466	È
80,000	Brandywine Realty Trust, Ser. D	1,975	È
90,000	Corporate Office Properties Trust, Ser. H	2,119
6,000	Highwoods Properties, Ser. A	6,531
830,000	Maguire Properties, Ser. A	16,185
100,000	SL Green Realty, Ser. C	2,495	È
20,000	SL Green Realty, Ser. D	506
		32,277
Office—Industrial (0.8%)
70,000	Digital Realty Trust, Ser. A	1,765
60,800	Digital Realty Trust, Ser. B	1,459
32,000	PS Business Parks, Ser. K	805	È
		4,029
Regional Malls (3.3%)
50,000	Glimcher Realty Trust, Ser. F	1,225
425,000	Glimcher Realty Trust, Ser. G	9,864
78,400	Taubman Centers, Ser. G	1,969
191,600	Taubman Centers, Ser. H	4,723	È
		17,781
	Total Preferred Stocks (Cost $202,481)	181,163
Short-Term Investments (42.4%)
15,059,600	Neuberger Berman Prime Money Fund Trust Class	15,060	@
213,142,501	Neuberger Berman Securities Lending Quality Fund, LLC	213,143	‡
	Total Short-Term Investments (Cost $228,203)	228,203	#
	Total Investments (184.6%) (Cost $956,098)	994,386	##
	Liabilities, less cash, receivables and other assets [(39.1%)]	(210,565)
	Liquidation Value of Auction Market Preferred Shares [(45.5%)]	(245,000)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$538,821

See Notes to Schedule of Investments 7

Notes to Schedule of Investments

†  Investments in equity securities by Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in repo rting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's forei gn equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities wit h less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At October 31, 2007, the cost of investments for U.S. federal income tax purposes was $956,098,000. Gross unrealized appreciation of investments was $283,707,000 and gross unrealized depreciation of investments was $245,419,000, resulting in net unrealized appreciation of $38,288,000, based on cost for U.S. federal income tax purposes.

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & E of Notes to Financial Statements).

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At October 31, 2007, these securities amounted to approximately $1,208,000 or 0.2% of net assets applicable to common shareholders.

ØØ  All or a portion of this security is segregated as collateral for interest rate swap contracts.

*  Security did not produce income during the last twelve months.

Statement of Assets and Liabilities

Neuberger Berman
(000's omitted except per share amounts)

Real Estate Securities Income Fund
October 31, 2007
Assets
Investments in securities, at market value*† (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$766,183
Affiliated issuers	228,203
994,386
Cash	30
Interest rate swaps, at market value (Note A)	1,643
Dividends and interest receivable	2,271
Receivable for securities lending income (Note A)	903
Prepaid expenses and other assets	11
Total Assets	999,244
Liabilities
Payable for collateral on securities loaned (Note A)	213,143
Distributions payable—preferred shares	475
Distributions payable—common shares	437
Payable to investment manager—net (Notes A & B)	237
Payable to administrator (Note B)	170
Payable for securities lending fees (Note A)	853
Accrued expenses and other payables	108
Total Liabilities	215,423
Auction Market Preferred Shares Series A, B, C & D at liquidation value
12,000 shares authorized; 9,800 shares issued and outstanding $.0001 par value; $25,000 liquidation value per share (Note A)	245,000
Net Assets applicable to Common Shareholders at value	$538,821
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$462,576
Distributions in excess of net investment income	(993)
Accumulated net realized gains (losses) on investments	37,221
Net unrealized appreciation (depreciation) in value of investments	40,017
Net Assets applicable to Common Shareholders at value	$538,821
Common Shares Outstanding ($.0001 par value, 999,988,000 shares authorized)	33,316
Net Asset Value Per Common Share Outstanding	$16.17
†Securities on loan, at market value	$207,263
*Cost of Investments:
Unaffiliated issuers	$727,895
Affiliated issuers	228,203
Total cost of investments	$956,098

See Notes to Financial Statements 9

Statement of Operations

Neuberger Berman
(000's omitted)

Real Estate Securities Income Fund
For the Year Ended October 31, 2007
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$42,040
Interest income—unaffiliated issuers	11
Income from investments in affiliated issuers (Note E)	522
Income from securities loaned—net (Note E)	174
Total income	$42,747
Expenses:
Investment management fees (Notes A & B)	5,346
Administration fees (Note B)	2,227
Stock transfer agent fees	42
Auction agent fees (Note B)	622
Audit fees	54
Basic maintenance expense (Note B)	25
Custodian fees (Note B)	224
Insurance expense	32
Legal fees	120
Shareholder reports	268
Stock exchange listing fees	11
Directors' fees and expenses	25
Miscellaneous	48
Total expenses	9,044
Investment management fees waived (Notes A & B)	(2,236)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(43)
Total net expenses	6,765
Net investment income (loss)	$35,982
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	71,056
Interest rate swap contracts	3,880
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(185,048)
Interest rate swap contracts	(4,074)
Net gain (loss) on investments	(114,186)
Distributions to Preferred Shareholders	(13,075)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$(91,279)

See Notes to Financial Statements 10

Statement of Changes in Net Assets

Neuberger Berman
(000's omitted)

	Real Estate Securities Income Fund
	Year Ended October 31, 2007	Year Ended October 31, 2006
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations:
Net investment income (loss)	$35,982	$27,254
Net realized gain (loss) on investments	74,936	53,083
Change in net unrealized appreciation (depreciation) of investments	(189,122)	122,857
Distributions to Preferred Shareholders From (Note A):
Net investment income	(5,637)	(6,133)
Net realized gain on investments	(7,438)	(5,370)
Total distributions to preferred shareholders	(13,075)	(11,503)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(91,279)	191,691
Distributions to Common Shareholders From (Note A):
Net investment income	(33,254)	(26,189)
Net realized gain on investments	(43,876)	(22,926)
Total distributions to common shareholders	(77,130)	(49,115)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	(168,409)	142,576
Net Assets Applicable to Common Shareholders:
Beginning of year	707,230	564,654
End of year	$538,821	$707,230
Distributions in excess of net investment income at end of year	$(993)	$(860)

See Notes to Financial Statements 11

Notes to Financial Statements Real Estate Securities
Income Fund Inc.

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund") was organized as a Maryland corporation on August 28, 2003 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4  Income tax information: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

  As determined on October 31, 2007, permanent differences resulting primarily from different book and tax accounting for income recognized on interest rate swaps and the character of distributions paid were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value applicable to common shareholders or net asset value per common share of the Fund.

  The tax character of distributions paid during the years ended October 31, 2007 and October 31, 2006 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Tax Return of Capital		Total
2007	2006	2007	2006	2007	2006	2007	2006
$40,405,820	$32,322,108	$49,799,332	$28,295,937	$—	$—	$90,205,152	$60,618,045

  As of October 31, 2007, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$37,220,624	$39,936,111	$—	$77,156,735

  The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of income recognized on interest rate swaps.

5  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares and the level of expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that distributions will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2007 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

  The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions the Fund receives from REITs are generally comprised of income, capital gains, and return of capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2007, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended October 31, 2007, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the most recently completed fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099DIV.

  The Fund declared two monthly distributions to common shareholders in the amount of $0.15308 per share per month, payable after the close of the reporting period, on November 30, 2007 and December 31, 2007, to shareholders of record on November 15, 2007 and December 17, 2007, respectively, with ex-dates of November 13, 2007 and December 13, 2007, respectively.

6  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

7  Redeemable preferred shares: On December 10, 2003, the Fund re-classified 12,000 unissued shares of capital stock as Series A Auction Market Preferred Shares, Series B Auction Market Preferred Shares, Series C Auction Market Preferred Shares and Series D Auction Market Preferred Shares ("AMPS"). On January 27, 2004, the Fund issued 2,450 Series A AMPS, 2,450 Series B AMPS, 2,450 Series C AMPS and 2,450 Series D AMPS. All AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

  Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days for Series A and Series B AMPS and every 28 days for Series C and Series D AMPS. Distribution rates are reset every 7 days for Series A and Series B AMPS and every 28 days for Series C and Series D AMPS based on the results of an auction, except during special rate periods. For the year ended October 31, 2007, distribution rates ranged from 4.90% to 6.35% for Series A, 4.95% to 6.40% for Series B, 5.24% to 6.75% for Series C and 5.15% to 6.30% for Series D AMPS. The Fund declared distributions to preferred shareholders for the period November 1, 2007 to November 30, 2007 of $257,558, $256,900, $269,745 and $258,598 for Series A, Series B, Series C and Series D AMPS, respectively.

  The Fund may redeem AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

8  Interest rate swaps: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's AMPS. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligat ions under any swap transaction, marked to market daily.

  Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

  Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At October 31, 2007, the Fund had outstanding interest rate swap contracts as follows:

			Rate Type
Swap Counter Party	Notional Amount	Termination Date	Fixed-rate Payments Made by the Fund	Variable-rate Payments Received by the Fund(1)	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
Merrill Lynch	$100,000,000	February 23, 2008	3.035%	4.95%	$47,875	$536,385	$584,260
Merrill Lynch	85,000,000	February 23, 2009	3.387%	4.95%	33,214	1,025,489	1,058,703
					$81,089	$1,561,874	$1,642,963

(1)  30 day LIBOR (London Interbank Offered Rate) at October 19, 2007.

9  Security lending: A third party, eSecLending, assists the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

  Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund. This arrangement will change as the result of an auction held on October 31, 2007.

  Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

  Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the year ended October 31, 2007, the Fund received net income under the securities lending arrangement of approximately $173,658, which is reflected in the Statement of Operations under the caption "Income from securities loaned—net." For the year ended October 31, 2007, "Income from securities loaned—net" consisted of approximately $5,050,668 in income earned on cash collateral and guaranteed amounts (including approximately $4,938,983 of interest income earned from the Quality Fund and $111,685 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $4,877,010 (including approximately $157,529 retained by Neuberger).

10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an exemptive rule, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the year ended October 31, 2007, management fees waived under this Arrangement amounted to $8,175 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the year ended October 31, 2007, income earned under this

Arrangement amounted to $521,556 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

12  Concentration of risk: Under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of the Fund's shares may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry, or a segment of the United States real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

13  Indemnifications: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, and Other Transactions With Affiliates:

  The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

  Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

Year Ended October 31,	% of Average Daily Managed Assets
2007 – 2008	0.25
2009	0.19
2010	0.13
2011	0.07

  Management has not contractually agreed to waive any portion of its fees beyond October 31, 2011.

  For the year ended October 31, 2007, such waived fees amounted to $2,227,428.

  The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

  The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the year ended October 31, 2007, the impact of this arrangement was a reduction of expenses of $37,971.

  The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2007, the impact of this arrangement was a reduction of expenses of $4,642.

  In connection with the settlement of each AMPS auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of ¼ of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

  In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the AMPS. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report, which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

Note C—Securities Transactions:

  During the year ended October 31, 2007, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $149,049,007 and $164,023,278, respectively.

  During the year ended October 31, 2007, brokerage commissions on securities transactions amounted to $567,903, of which Neuberger received $0, Lehman Brothers Inc. received $97,730, and other brokers received $470,173.

Note D—Capital:

  At October 31, 2007, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
33,316,439	6,981

  There were no transactions in common shares for the years ended October 31, 2007 and October 31, 2006.

Note E—Investments In Affiliates:

Name of Issuer	Balance of Shares Held October 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2007	Value October 31, 2007	Income From Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class*	7,129,374	185,465,244	177,535,018	15,059,600	$15,059,600	$521,556
Neuberger Berman Securities Lending Quality Fund, LLC**	70,512,501	898,399,150	755,769,150	213,142,501	213,142,501	4,938,983
Total					$228,202,101	$5,460,539

*  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note F—Recent Accounting Pronouncements:

  On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN 48 requires that a "more-likely-than-not" threshold be met before the benefit of a tax position may be recognized in the financial statements and prescribes how such benefit should be measured. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Securities and Exchange Commission has permitted investment companies to delay implementation of FIN 48. The Fund will have until April 30, 2008 to implement FIN 48. At this time, Management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

  In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

Note G—Proposed Reorganization:

  The Board of Directors of the Fund approved a proposal to reorganize Neuberger Berman Realty Income Fund Inc. ("NRI") into the Fund pursuant to an Agreement and Plan of Reorganization ("Agreement"), pending stockholder approval. The Fund currently anticipates holding a special meeting of stockholders to seek such approval in January 2008. The Agreement provides for NRI to transfer its assets to the Fund in exchange for shares of the Fund's common stock and preferred stock and the Fund's assumption of NRI's liabilities and for NRI to dissolve under applicable state law. If approved by stockholders, it is currently anticipated that the reorganization will occur during the first calendar quarter of 2008.

Financial Highlights

Real Estate Securities Income Fund Inc.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Year Ended October 31,				One Day Period Ended October 31,
	2007	2006	2005	2004	2003^
Common Share Net Asset Value, Beginning of Period	$21.23	$16.95	$15.78	$14.29	$14.32
Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	1.08	.82	.59	.79	(.00)
Net Gains or Losses on Securities (both realized and unrealized)	(3.43)	5.28	2.00	1.96	—
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.17)	(.19)	(.12)	(.05)	—
Net Capital Gains¢	(.22)	(.16)	(.08)	(.01)	—
Tax Return of Capital¢	—	—	(.02)	(.02)	—
Total Distributions to Preferred Shareholders	(.39)	(.35)	(.22)	(.08)	—
Total From Investment Operations Applicable to Common Shareholders	(2.74)	5.75	2.37	2.67	(.00)
Less Distributions to Common Shareholders From:
Net Investment Income	(1.00)	(.79)	(.66)	(.69)	—
Net Capital Gains	(1.32)	(.68)	(.45)	(.18)	—
Tax Return of Capital	—	—	(.09)	(.23)	—
Total Distributions to Common Shareholders	(2.32)	(1.47)	(1.20)	(1.10)	—
Less Capital Charges From:
Issuance of Common Shares	—	—	—	(.00)	(.03)
Issuance of Preferred Shares	—	—	—	(.08)	—
Total Capital Charges	—	—	—	(.08)	(.03)
Common Share Net Asset Value, End of Period	$16.17	$21.23	$16.95	$15.78	$14.29
Common Share Market Value, End of Period	$14.87	$18.16	$14.20	$14.42	$15.01
Total Return, Common Share Net Asset Value†	-13.17%	+37.59%	+16.61%	+19.30%	-0.24	%**
Total Return, Common Share Market Value†	-6.66%	+40.49%	+6.90%	+3.79%	+0.07	%**
Ratios/Supplemental Data††
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$538.8	$707.2	$564.7	$525.7	$414.6
Preferred Shares, at Liquidation Value ($25,000 per share liquidation preference)(in millions)	$245.0	$245.0	$245.0	$245.0	$—
Ratio of Gross Expenses to Average Net Assets Applicable to Common Shareholders#	1.05%	1.04%	1.08%	1.02%	3.57	%*
Ratio of Net Expenses to Average Net Assets Applicable to Common Shareholders ‡	1.05%	1.04%	1.08%	1.01%	3.57	%*
Ratio of Net Investment Income (Loss) Excluding Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	5.57%	4.46%	3.56%	5.41%	(2.65	)%*
Ratio of Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	2.02%	1.88%	1.30%	.54%	—	%*
Ratio of Net Investment Income (Loss) Including Preferred Share Distributions to Average Net Assets Applicable to Common Shareholders	3.55%	2.58%	2.26%	4.87%	—	%*
Portfolio Turnover Rate	17%	11%	8%	50%	0	%**
Asset Coverage Per Preferred Share, End of Period@	$80,030	$97,208	$82,650	$78,659	$—

See Notes to Financial Highlights 19

Notes to Financial Highlights

†  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. Total return would have been lower if Management had not waived a portion of the investment management fee.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

Year Ended October 31,				One Day Period Ended October 31,
2007	2006	2005	2004	2003
1.39%	1.39%	1.44%	1.36%	3.82%

^  The date investment operations commenced.

*  Annualized.

**  Not annualized.

@  Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

††  Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

¢  Calculated based on the average number of shares outstanding during each fiscal period.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Neuberger Berman Real Estate Securities Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund"), including the schedule of investments, as of October 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and si gnificant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Real Estate Securities Income Fund Inc. at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 14, 2007

Distribution Reinvestment Plan

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market pric e per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's acc ount. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is le ss than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

Directory

Investment Manager and Administrator
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Stock Transfer Agent
The Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

Legal Counsel
Kirkpatrick & Lockhart Preston Gates Ellis LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the directors ("Directors") and officers ("Officers") of Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund"). All persons named as directors and officers also serve in similar capacities for other funds administered or managed by Neuberger Berman Management Inc. ("Management") and Neuberger Berman, LLC ("Neuberger"). The Fund's Statement of Additional Information includes additional information about Directors as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information About the Board of Directors

Name, Age, Address(1) and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
CLASS I

Independent Directors

Faith Colish (72) Director	Since 2003	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director (1997 to 2003) and Advisory Director (2003 to 2006), ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Michael M. Knetter (47) Director	Since 2007	Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	59	Trustee, Northwestern Mutual Series Fund, Inc., since February 2007; Director, Wausau Paper, since 2005; Director, Great Wolf Resorts, since 2004.

Cornelius T. Ryan (76) Director	Since 2003	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital investing) and President, Oxford Venture Corporation since 1981.	59	None.

Peter P. Trapp (63) Director	Since 2003	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.

Name, Age, Address(1) and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
Director who is an "Interested Person"

Peter E. Sundman* (48) Chief Executive Officer, Director and Chairman of the Board	Since 2003	Executive Vice President, Neuberger Berman Inc. (holding company) since 1999; Head of Neuberger Berman Inc.'s Mutual Funds Business (since 1999) and Institutional Business (1999 to October 2005); responsible for Managed Accounts Business and intermediary distribution since October 1999; President and Director, Management since 1999; Managing Director, Neuberger since 2005; formerly, Executive Vice President, Neuberger, 1999 to December 2005; formerly, Principal, Neuberger, 1997 to 1999; formerly, Senior Vice President, Management, 1996 to 1999.	59	Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; formerly, Director, Neuberger Berman Inc. (holding company), October 1999 to March 2003; Trustee, Frost Valley YMCA; Trustee, College of Wooster.

CLASS II

Independent Directors*

John Cannon (77) Director	Since 2003	Consultant; formerly, Chairman, CDC Investment Advisers (registered investment adviser), 1993 to January 1999; formerly, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	59	Independent Trustee or Director of three series of Oppenheimer Funds: Oppenheimer Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund since 1992.

C. Anne Harvey (70) Director	Since 2003	President, C.A. Harvey Associates since October 2001; formerly, Director, AARP, 1978 to December 2001.	59	Formerly, President, Board of Associates to The National Rehabilitation Hospital's Board of Directors, 2001 to 2002; formerly, Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002.

Name, Age, Address(1) and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
George W. Morriss (60) Director	Since 2007	Formerly, Executive Vice President and Chief Financial Officer, People's Bank (a financial services company), 1991 to 2001.	59	Manager, Old Mutual 2100 fund complex (consisting of six funds), since October 2006 for four funds and since February 2007 for two funds.

Tom D. Seip (57) Director	Director Since 2003; Lead Independent Director Since 2006	General Partner, Seip Investments LP (a private investment partnership); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive at the Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998, and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59	Director, H&R Block, Inc. (financial services company) since May 2001; Chairman, Compensation Committee, H&R Block, Inc. since 2006; Director, America One Foundation since 1998; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2004 to 2006; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006; formerly, Director, E-Bay Zoological Society, 1999 to 2003; formerly, Director, General Magic (voice recognition software), 2001 to 2002; formerly, Director, E-Finance Corporation (credit decisioning services), 1999 to 2003; formerly, Director, Save-Daily.com (micro investing services), 1999 to 2003.

Name, Age, Address(1) and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
Director who is an "Interested Person"

Jack L. Rivkin* (67) President and Director	Since 2003	Executive Vice President and Chief Investment Officer, Neuberger Berman Inc. (holding company) since 2002 and 2003, respectively; Managing Director and Chief Investment Officer, Neuberger, since December 2005 and 2003, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; Director and Chairman, Management since December 2002; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.	59	Director, Dale Carnegie and Associates, Inc. (private company) since 1998; Director, Solbright, Inc. (private company) since 1998.

CLASS III

Independent Directors

Martha C. Goss (58)	Since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for a healthcare reinsurance company start-up), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	59	Director, Ocwen Financial Corporation (mortgage servicing), since 2005; Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), since 2006; Advisory Board Member, Attensity (software developer), since 2005; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not for profit association), since 2003; Trustee Emerita, Brown University, since 1998.

Name, Age, Address(1) and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
Robert A. Kavesh (80) Director	Since 2003	Marcus Nadler Professor Emeritus of Finance and Economics, New York University Stern School of Business; formerly, Executive Secretary-Treasurer, American Finance Association, 1961 to 1979.	59	Formerly, Director, The Caring Community (not-for-profit), 1997 to 2006; formerly, Director, DEL Laboratories, Inc. (cosmetics and pharmaceuticals), 1978 to 2004; formerly, Director, Apple Bank for Savings, 1979 to 1990; formerly, Director, Western Pacific Industries, Inc., 1972 to 1986 (public company).

Howard A. Mileaf (70) Director	Since 2003	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59	Director, Webfinancial Corporation (holding company) since December 2002; formerly, Director WHX Corporation (holding company), January 2002 to June 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theater), 2000 to 2005.

Edward I. O'Brien (79) Director	Since 2003	Formerly, Member, Investment Policy Committee, Edward Jones, 1993 to 2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974 to 1992; Adviser to SIA, November 1992 to November 1993.	59	Director, Legg Mason, Inc. (financial services holding company) since 1993; formerly, Director, Boston Financial Group (real estate and tax shelters), 1993 to 1999.

William E. Rulon (75) Director	Since 2003	Retired; formerly, Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	59	Formerly, Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), 1998 to 2006; formerly, Director, Prandium, Inc. (restaurants), March 2001 to July 2002.

Name, Age, Address(1) and Position(2) with Fund	Length of Time Served	Principal Occupation(s)(3)	Number of Portfolios in Fund Complex Overseen by Director(4)	Other Directorships Held Outside Fund Complex by Director
Candace L. Straight (60) Director	Since 2003	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	59	Director, Montpelier Re (reinsurance company) since 2006; Director, National Atlantic Holdings Corporation (property and casualty insurance company) since 2004; Director, The Proformance Insurance Company (property and casualty insurance company) since March 2004; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), December 1998 to March 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2009, 2010, and 2008, respectively, and at each third annual meeting of stockholders thereafter.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)  For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

*  Indicates a Director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that they are officers and/or directors of Management and Neuberger.

Information about the Officers of the Fund

Name, Age, and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)
Andrew B. Allard (46)	Anti-Money Laundering Compliance Officer since 2003	Senior Vice President, Neuberger since 2006; Deputy General Counsel, Neuberger since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Associate General Counsel, Neuberger, 1999 to 2004; Anti-Money Laundering Compliance Officer, sixteen registered investment companies for which Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Michael J. Bradler (37)	Assistant Treasurer since 2005	Vice President, Neuberger since 2006; Employee, Management since 1997; Assistant Treasurer, sixteen registered investment companies for which Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Claudia A. Brandon (51)	Secretary since 2003	Senior Vice President, Neuberger since 2007; Vice President-Mutual Fund Board Relations, Management since 2000 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006 and Employee since 1999; Secretary, sixteen registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Robert Conti (51)	Vice President since 2003	Managing Director, Neuberger since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; Senior Vice President, Management since 2000; Vice President, sixteen registered investment companies for which Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Brian J. Gaffney (54)	Vice President since 2003	Managing Director, Neuberger since 1999; Senior Vice President, Management since 2000; Vice President, sixteen registered investment companies for which Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Maxine L. Gerson (56)	Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	Senior Vice President, Neuberger since 2002; Deputy General Counsel and Assistant Secretary, Neuberger since 2001; Senior Vice President, Management since 2006; Secretary and General Counsel, Management since 2004; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), sixteen registered investment companies for which Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Sheila R. James (42)	Assistant Secretary since 2003	Assistant Vice President, Neuberger since 2007 and Employee since 1999; Assistant Secretary, sixteen registered investment companies for which Management acts as investment manager and administrator (six since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Name, Age, and Address(1)	Position and Length of Time Served	Principal Occupation(s)(2)
Kevin Lyons (52)	Assistant Secretary since 2003	Employee, Neuberger since 1999; Assistant Secretary, sixteen registered investment companies for which Management acts as investment manager and administrator (nine since 2003, four since 2004, one since 2005 and two since 2006).

John M. McGovern (37)	Treasurer and Principal Financial and Accounting Officer since 2005; prior thereto, Assistant Treasurer since 2003	Senior Vice President, Neuberger since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management since 1993; Treasurer and Principal Financial and Accounting Officer, sixteen registered investment companies for which Management acts as investment manager and administrator (fourteen since 2005 and two since 2006); formerly, Assistant Treasurer, fourteen registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (36)	Assistant Treasurer since 2005	Vice President, Neuberger since 2006; Employee, Management since 1995; Assistant Treasurer, sixteen registered investment companies for which Management acts as investment manager and administrator (fourteen since 2005 and two since 2006).

Frederic B. Soule (61)	Vice President since 2003	Senior Vice President, Neuberger since 2003; formerly, Vice President, Neuberger, 1999 to 2002; Vice President, sixteen registered investment companies for which Management acts as investment manager and administrator (three since 2000, three since 2002, three since 2003, four since 2004, one since 2005 and two since 2006).

Chamaine Williams (36)	Chief Compliance Officer since 2005	Senior Vice President, Neuberger since 2007; Chief Compliance Officer, Management since 2006; Senior Vice President, Lehman Brothers Inc. since 2007; formerly, Vice President, Lehman Brothers Inc., 2003 to 2006; Chief Compliance Officer, sixteen registered investment companies for which Management acts as investment manager and administrator (fifteen since 2005 and one since 2006); Chief Compliance Officer, Lehman Brothers Asset Management Inc. since 2003; Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC since 2003; formerly, Vice President, UBS Global Asset Management (US) Inc. (formerly, Mitchell Hutchins Asset Management, a wholly-owned subsidiary of PaineWebber Inc.), 1997 to 2003.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders (Unaudited)

The Fund hereby designates $49,799,332 as a capital gain distribution.

Report of Votes of Shareholders (Unaudited)

An annual meeting of shareholders of Neuberger Berman Real Estate Securities Income Fund Inc. was held on May 2, 2007 and adjourned to June 6, 2007. Shareholders voted on the following matter: To elect five Class II Directors (one of which is to be elected only by holders of the Fund's preferred shares) to serve until the annual meeting of shareholders in 2010, or until their successors are elected and qualified. Class I and III Directors continue to hold office until the annual meeting in 2009 and 2008, respectively. Class I Directors include Faith Colish, Michael M. Knetter, Cornelius T. Ryan, Peter P. Trapp, and Peter E. Sundman. Class III Directors include Martha C. Goss, Robert A. Kavesh, Howard A. Mileaf, Edward I. O'Brien, William E. Rulon, and Candace L. Straight.

Proposal 1 — To elect five Class II Directors (one of which is to be elected only by holders of the Fund's preferred shares) to serve until the annual meeting of shareholders in 2010 or until their successors are elected and qualified.

Common and Preferred Shares

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
C. Anne Harvey	29,149,257.000	294,624.000	—	—
George Morriss	29,160,906.000	282,975.000	—	—
Jack Rivkin	29,158,331.000	285,550.000	—	—
Tom D. Seip	29,163,275.000	280,606.000	—	—

Preferred Shares

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
John Cannon	7,784.000	6.000	—	—

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on September 27, 2007, the Board of Directors ("Board") of Neuberger Berman Real Estate Securities Income Fund Inc. ("Fund"), including the Directors who are not "interested persons" of Neuberger Berman Management Inc. ("Management") or the Fund ("Independent Fund Directors"), approved the continuance of the Fund's Management and Sub-Advisory Agreements ("Agreements").

In evaluating the Agreements, the Board, including the Independent Fund Directors, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Directors, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Directors were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Directors may have on their initial review of the report and that the Independent Fund Directors have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits historically realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the experience and staffing of the portfolio management and investment research personnel who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and the quality of brokerage execution obtained by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman Brothers Inc. provide, and periodically reviews studies by an independent firm engaged to review and evaluate the quality of brokerage execution received by the Fund. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by Management, Neuberger, the Fund and by other clients of Management and Neuberger from such services. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund on both a market return and net asset value basis relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered performance in relation to the degree of risk undertaken by the portfolio managers. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and fall-out benefits likely to accrue to Management or

Neuberger or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is "at cost." In addition, the Board considered the contractual waiver of a portion of the management fee undertaken by Management.

The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with similar investment objectives, policies and strategies as the Fund. The Board compared the fees charged to the Fund at various asset levels to the fees charged to an advised fund, a sub-advised fund and a separate account, each managed in a similar style to the Fund. The Board considered the appropriateness and reasonableness of the differences between the fees charged the Fund and the other accounts and determined that the differences in fees were consistent with the management and other services provided.

The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund is a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Management in managing the Fund's assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit on the Fund for a recent period and the trend in profit or loss over time. The Board also carefully examined Management's cost allocation methodology and in recent years had an independent consultant review the methodology. It also reviewed an analysis from an independent data service on profitability margins in the investment management industry. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

H0650 12/07

Item 2. Code of Ethics

The Board of Directors (“Board”) of Neuberger Berman Real Estate Securities Income Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21421 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Martha Goss, Howard Mileaf, and George Morriss. Ms. Goss, Mr. Mileaf and Mr. Morriss are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $33,500 and $38,100 for the fiscal years ended 2006 and 2007, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $6,250 and $6,250 for the fiscal years ended 2006 and 2007, respectively.  The nature of the services provided involved agreed upon procedures relating to the Preferred Shares.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2006 and 2007, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $9,500 and $9,700 for the fiscal years ended 2006 and 2007, respectively.  The nature of the services provided comprised tax compliance, tax advice, and tax planning.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2006 and 2007, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2006 and 2007, respectively.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $15,750 and $15,950 for the fiscal years ended 2006 and 2007, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $475,000 and $425,000 for the fiscal years ended 2006 and 2007, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act").  Its members are  Martha C. Goss, Howard A. Mileaf, George W. Morriss, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp.

Item 6. Schedule of Investments

The complete schedule of investments for the Fund is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board has delegated to Neuberger Berman Management Inc. (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management's guidelines adopt the voting recommendations of Glass Lewis. NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) The following Portfolio Manager has day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

Steven R. Brown is a Vice President of NB Management and a Managing Director of Neuberger Berman. He has been a Portfolio Manager with the firm since 2002 and has been part of the Registrant’s management team since its inception. From 1997 to 2002, Mr. Brown was a co-portfolio manager at an investment firm specializing in securities of REITs.

(a)(2) The table below describes the other accounts for which the Portfolio Manager has day-to-day management responsibility as of October 31, 2007.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Steven R. Brown
Registered Investment Companies*	7	2,950	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts**	175	47	-	-

*Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised, and Managed Accounts (WRAP).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, Registrant may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Portfolio Manager is responsible.

NB Management, Neuberger Berman, LLC and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

 (a)(3) Compensation (as of October 31, 2007)

A portion of the compensation paid to each Portfolio Manager for management of the mutual funds in the fund family is determined by comparisons to pre-determined peer groups and benchmarks, as opposed to a system dependent on a percent of management fees. The Portfolio Managers are paid a base salary that is not dependent on performance.  Each Portfolio Manager also has a “target bonus,” which is set each year and can be increased or decreased prior to payment based in part on performance measured against the relevant peer group and benchmark.  Performance is measured on a three-year rolling average in order to emphasize longer-term performance.  There is also a subjective component to determining the bonus, which consists of the following factors: (i) the individual’s willingness to work with the marketing and sales groups; (ii) his or her effectiveness in building a franchise; an d (iii) client servicing.  Senior management determines this component in appropriate cases.  There are additional components that comprise the Portfolio Managers’ compensation packages, including:  (i) whether the Portfolio Manager was a partner/principal of Neuberger Berman prior to Neuberger Berman Inc.’s initial public offering; (ii) for more recent hires, incentives that may have been negotiated at the time the Portfolio Manager joined the Neuberger Berman complex; and  (iii) the total amount of assets for which the Portfolio Manager is responsible.

Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager will generally receive a percentage of pre-tax revenue determined on a monthly basis less third party payouts (e.g., a “finder’s fee” or “referral fee” paid to a third party).  To determine the percentage of revenue a Portfolio Manager receives, the aggregate fees collected on the accounts for which the Portfolio Manager are responsible are compared to a predetermined benchmark of fees that is grown 4% per annum.

NB Management’s Portfolio Managers have always had a degree of independence that they would not get at other firms that have, for example, investment committees.  NB Management believes that its Portfolio Managers are retained not only through compensation and opportunities for advancement, but also by a collegial and stable money management environment.

In addition, there are additional stock and option award programs available.

NB Management believes the measurement versus the peer groups on a three-year rolling average basis creates a meaningful disincentive to try and beat the peer group and benchmark in any given year by taking undue risks in portfolio management.  The incentive is to be a solid performer over the longer-term, not necessarily to be a short-term winner in any given year.

(a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Portfolio Manager in the Registrant as of October 31, 2007.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Steven R. Brown	A

A = None

E = $100,001-$500,000

B = $1-$10,000

F = $500,001-$1,000,000

C = $10,001 - $50,000

G = $1,000,001 or More

D =$50,001-$100,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures

(a)

Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21421 (filed July 10, 2006).

(a)(2)

The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)

Not applicable to the Registrant.

(b)

The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Real Estate Securities Income Fund Inc.

By: /s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date: January 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Peter E. Sundman

Peter E. Sundman

Chief Executive Officer

Date: January 3, 2008

By: /s/ John M. McGovern

John M. McGovern

Treasurer and Principal Financial

and Accounting Officer

Date:  January 3, 2008